Exhibit 10.1.1

                          LOAN CONTRIBUTION AGREEMENT,

                                      among

                          [---------------------------]

                                       and

                               [-----------------]

                                as Contributors,

                               [-----------------]
                                   as Sponsor

                                       and

                              ACE SECURITIES CORP.

                          Dated as of [_______________]

                                TABLE OF CONTENTS


                                    ARTICLE I

                               CERTAIN DEFINITIONS

                                   ARTICLE II

                           CONTRIBUTION OF RECEIVABLES

2.1.  Contribution of Receivables...............................................................................3
2.2.  The Closing...............................................................................................4

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

3.1.  Representations and Warranties of the Company.............................................................4
3.2.  Representations and Warranties of each Contributor........................................................6

                                   ARTICLE IV

                                   CONDITIONS

4.1.  Conditions to Obligation of the Company..................................................................13
4.2.  Conditions to Obligation of the Contributors.............................................................14

                                    ARTICLE V

                          COVENANTS OF THE CONTRIBUTORS

5.1.  Protection of Right, Title and Interest..................................................................15
5.2.  Other Liens or Interests.................................................................................17
5.3.  Chief Executive Office...................................................................................16
5.4.  Costs and Expenses.......................................................................................16
5.5.  Delivery of Receivable Files.............................................................................16
5.6.  Indemnification..........................................................................................17
5.7.  Sale.....................................................................................................17
5.8.  No Petition..............................................................................................17
5.9.  Collected Funds..........................................................................................17


                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

6.1.  Obligations of Contributors..............................................................................18
6.2.  Repurchase Events........................................................................................18
6.3.  Assignment of Contributed Receivables....................................................................18
6.4.  [Reserved]...............................................................................................18
6.5.  Trust....................................................................................................18
6.6.  Amendment................................................................................................19
6.7.  Accountants' Letters.....................................................................................20
6.8.  Waivers..................................................................................................21
6.9.  Notices..................................................................................................20
6.10. Costs and Expenses.......................................................................................20
6.11. Representations of the Contributors and the Company......................................................21
6.12. Confidential Information.................................................................................21
6.13. Headings and Cross-References............................................................................21
6.14. Third Party Beneficiaries................................................................................21
6.15. Governing Law............................................................................................22
6.16. Counterparts.............................................................................................22



                                    EXHIBITS
                        Exhibit A Schedule of Receivables
                        Exhibit B Location of Receivables

          LOAN CONTRIBUTION AGREEMENT, dated as of [______________], by and among [________________], a [__________] corporation and [_________], a
[________] corporation, having its principal executive offices at [________], a "CONTRIBUTOR"), ACE SECURITIES CORP., a [_______] corporation (the "COMPANY"), having its principal executive office at 6525 Morrison Boulevard, Suite 318, Charlotte, North Carolina 28211 and [___________] as sponsor (the "Sponsor").

          WHEREAS, in the regular course of each Contributor's business, such Contributor purchases from motor vehicle dealers or otherwise originates certain motor vehicle retail installment sale contracts secured by new and used automobiles (including passenger cars, sport/utility vehicles, light trucks and minivans).

          WHEREAS, each Contributor and the Company wish to set forth the terms pursuant to which the Receivables (as hereinafter defined), are to be contributed by such Contributor to the Company, which Receivables will be transferred by the Company, pursuant to the Sale and Servicing Agreement (as hereinafter defined) to the [_____________] (the "TRUST") to be created thereunder, which Trust will issue notes (the "NOTES") and certificates (the "CERTIFICATES") representing beneficial ownership interests in such Receivables and the other property of the Trust.

          NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration, and the mutual terms and covenants contained herein, the parties hereto agree as follows:


                                    ARTICLE I

                               CERTAIN DEFINITIONS

          Terms not defined in this Agreement shall have the meaning set forth in the Sale and Servicing Agreement. As used in this Agreement, the following terms shall, unless the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms of the terms defined):

          "AGREEMENT" shall mean this Loan Contribution Agreement and all amendments and supplements hereof.

          "CERTIFICATES" shall have the meaning assigned to such term in the PREAMBLE.

          "CLOSING DATE" shall mean [_____________].

          "COMPANY" shall have the meaning assigned to such term in the PREAMBLE.

          "CONTRIBUTION EXCHANGE" shall mean 1,000 shares of common stock of the Company.

          "CONTRIBUTOR" shall have the meaning assigned to such term in the PREAMBLE.

          "CUTOFF DATE" shall mean [________________].

          "DISTRIBUTION DATE" shall mean, for each Collection Period, the 15th day of the following month or, if such 15th day is not a Business Day, the next succeeding Business Day.

          "INDENTURE" shall mean the Indenture dated as of [________________] between the Trust and [________________], as trustee.

          "NOTES" shall have the meaning assigned to said term in the PREAMBLE.

          "PRELIMINARY PROSPECTUS" shall have the meaning assigned to such term in the Underwriting Agreement.

          "PROSPECTUS" shall have the meaning assigned to such term in the Underwriting Agreement.

          "PURCHASE EVENT" shall have the meaning specified in Section 6.2 hereof.

          "RECEIVABLE" shall mean each motor vehicle retail installment sale contract for a Financed Vehicle which shall appear on the Schedule of Receivables.

          "RELATING TO" shall mean with respect to any Receivable and any Contributor, any Receivable transferred or assigned, or to be transferred or assigned by such Contributor.

          "RESERVE ACCOUNT INITIAL DEPOSIT" equals $[________________].

          "SALE AND SERVICING AGREEMENT" shall mean the Sale and Servicing Agreement dated as of [________________], among Ace Securities Corp., as depositor, [________________], as servicer and sponsor and the Trust.

          "SCHEDULE OF RECEIVABLES" shall mean the list of Receivables annexed hereto as Exhibit A.

          "SERVICER" shall mean [________________], in its capacity as Servicer of the Receivables, its successors and assigns.

          "SPONSOR" shall have the meaning assigned to such term in the PREAMBLE.

          "TRUST" shall mean the [________________] created by the Trust Agreement.

          "TRUST PROPERTY" shall have the meaning specified in Section 2.1 hereof.

          "UCC" shall mean the Uniform Commercial Code, as in effect from time to time in the relevant jurisdictions.

          "UNDERWRITING AGREEMENT" shall mean the Underwriting Agreement dated [________________], among [________________], as representative of the several underwriters specified therein, the Company and the Sponsor.


                                   ARTICLE II

                           CONTRIBUTION OF RECEIVABLES

          2.1. CONTRIBUTION OF RECEIVABLES. On the Closing Date, subject to the terms and conditions of this Agreement, each Contributor agrees to contribute to the Company, and the Company agrees to acquire from each Contributor, the Receivables owned by such Contributor immediately prior to the Closing Date and the other Trust Property relating thereto.

               (a) TRANSFER OF RECEIVABLES. On the Closing Date and simultaneously with the transactions to be consummated on the Closing Date pursuant to the Sale and Servicing Agreement, each Contributor shall contribute, transfer, assign, grant, set over and otherwise convey to the Company, without recourse (subject to the obligations herein), whether now or hereafter acquired:

                    (i) all right, title and interest of such Contributor in and to the Receivables owned by it immediately prior to the Closing Date and listed in Exhibit A hereto and all monies received thereon (other than any proceeds from any Dealer commission) on or after the Cutoff Date and, with respect to Receivables which are Actuarial Receivables, all monies received thereon prior to the Cutoff Date that are due on or after the Cutoff Date;

                    (ii) all right, title and interest of such Contributor in
               and to its security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables contributed by it and any other interest of such Contributor in such Financed Vehicles;

                    (iii) all right, title and interest of such Contributor in and to any proceeds from claims on any physical damage, repossession loss, skip, credit life and credit accident, vendor's single interest and health insurance policies or certificates relating to the Financed Vehicles or the Obligors;

                    (iv) all right, title and interest of such Contributor in
               and to refunds for the costs of extended service contracts with respect to Financed Vehicles, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle or his or her obligations with respect to a Financed Vehicle and any recourse to Dealers for any of the foregoing;

                    (v) the interest of such Contributor in any proceeds from
               any Receivable repurchased by a Dealer, pursuant to a Dealer Agreement, as a result of a breach of representation or warranty in the related Dealer Agreement or a default by an Obligor resulting in the repossession of the Financed Vehicle under such Dealer Agreement; and

                    (vi) the proceeds of any and all of the foregoing
               (collectively, the "TRUST Property").

          It is the intention of the parties hereto that the transfer and assignment contemplated by this Agreement shall constitute a contribution of the Receivables and the other Trust Property from the Contributors to the Company, conveying good title thereto free and clear of any Liens (however the parties hereto understand that the Lien of the applicable Contributor will be noted on the certificate of title to the Financed Vehicles), and the Receivables and the other Trust Property shall not be part of any Contributor's estate in the event of the filing of a bankruptcy petition by or against such Contributor under any bankruptcy or similar law. In the event that, notwithstanding the intent of the Contributors, the transaction and assignment contemplated hereby is held not to be a contribution, this Agreement shall constitute a grant of a security interest in the property referred to in this Section 2.1 for the benefit of the Company.


          2.2. THE CLOSING. The contribution of the Receivables shall take place at a closing (the "CLOSING") at the offices of Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038 on the Closing Date, simultaneously with the closings under: (a) the Sale and Servicing Agreement pursuant to which
(i) the Company will assign all of its right, title and interest in and to the Receivables and the other Trust Property to the Trust for the benefit of the Noteholders and Certificateholders and (ii) the Trust will issue and deliver to the Company in exchange for the Receivables and the other Trust Property, the Notes and the Certificates (b) the Underwriting Agreement pursuant to which the Company shall sell the Notes to the Underwriters.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

          3.1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each Contributor as of the date hereof and as of the Closing Date:

               (a) ORGANIZATION AND GOOD STANDING. The Company is duly organized and is validly existing as a corporation in good standing under the laws of the State of [________________], with corporate power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted, and had at all relevant times, and shall have, power, authority and legal right to acquire and own the Receivables.

               (b) DUE QUALIFICATION. The Company is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications where failure to do so would have a material adverse effect on its business, the transaction contemplated by this Agreement or the Receivables.

               (c) POWER AND AUTHORITY. The Company has the corporate power and authority to execute and deliver this Agreement and to carry out its terms and the execution, delivery and performance of this Agreement has been duly authorized by the Company by all necessary corporate action.

               (d) BINDING OBLIGATION. This Agreement shall constitute a legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws now or hereafter in effect relating to creditors' rights generally and subject to general principles of equity (whether applied in a proceeding at law or in equity).

               (e) NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not result in any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the certificate of incorporation, as amended, or by-laws of the Company, or any indenture, agreement, or other instrument to which the Company is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any indenture, agreement, or other instrument (other than the Sale and Servicing Agreement); nor violate any law, order, rule or regulation applicable to the Company of any court or of any Federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Company or its properties.

               (f) NO PROCEEDINGS. There are no proceedings or investigations pending, or to the Company's best knowledge, threatened against the Company, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Company or its properties: (A) asserting the invalidity of this Agreement, the Notes or the Certificates; (B) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement; (C) seeking any determination or ruling that might materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, this Agreement, the Notes or the Certificates; or (b) seeking to affect adversely the Federal or state income tax or ERISA attributes of the Trust, the Noteholders or the Certificateholders.

               (g) ALL CONSENTS. All authorizations, licenses, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by the Company in connection with the execution and delivery by the Company of this Agreement and the performance by the Company of the transactions contemplated by this Agreement, have been duly obtained, effected or given and are in full force and effect, except where failure to obtain the same would not have a material adverse effect upon the rights of the Issuer, the Noteholders or the Certificateholders.

               (h) INSOLVENCY. The Company is not insolvent, will not be made insolvent after giving effect to the conveyance set forth in Article II of this Agreement and is not aware of any pending insolvency of the Company.

          3.2 REPRESENTATIONS AND WARRANTIES OF EACH CONTRIBUTOR;
REPRESENTATIONS AND WARRANTIES OF THE SPONSOR.


               (a) Each Contributor hereby severally represents and warrants to the Company as of the date hereof and as of the Closing Date:

                    (i) ORGANIZATION AND GOOD STANDING. Such Contributor is duly organized and is validly existing as a corporation in good standing under the laws of the state of its incorporation designated in the preamble hereof, with corporate power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted and had at all relevant times, and shall have, power, authority and legal right to acquire, own and contribute the Receivables.

                    (ii) DUE QUALIFICATION. Such Contributor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications where the failure to do so would have a material adverse effect on its business or the transaction contemplated in this Agreement.

                    (iii) POWER AND AUTHORITY. Such Contributor has the
               corporate power and authority to execute and deliver this Agreement and to carry out its terms; such Contributor has full power and authority to contribute and assign the property contributed and assigned to the Company and has duly authorized such contribution and assignment to the Company by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by such Contributor by all necessary corporate action.

                    (iv) VALID CONTRIBUTION; BINDING OBLIGATION. This Agreement
               effects a valid contribution, transfer and assignment of the Receivables and the other Trust Property conveyed by such Contributor to the Company pursuant to Section 2.1, enforceable against creditors of and purchasers from such Contributor; and this Agreement constitutes a legal, valid and binding obligation of such Contributor enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws now or hereafter in effect relating to creditors' rights generally and subject to general principles of equity (whether applied in a proceeding at law or in equity).

                    (v) NO VIOLATION. The consummation of the transactions
               contemplated by this Agreement and the fulfillment of the terms hereof do not result in any material breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the certificate of incorporation, as amended, or by-laws of such Contributor, or any indenture, agreement, or other instrument to which such Contributor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, or other instrument (other than the Sale and Servicing Agreement); nor violate any law, order, rule or regulation applicable to such Contributor of any court or of any Federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Contributor or its properties.

                    (vi) NO PROCEEDINGS. There are no proceedings or
               investigations pending, or to such Contributor's best knowledge, threatened against such Contributor, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over such Contributor or its properties: (A) asserting the invalidity of this Agreement, the Notes or the Certificates; (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement; (C) seeking any determination or ruling that might materially and adversely affect the performance by such Contributor of its obligations under, or the validity or enforceability of, this Agreement, the Notes or the Certificates; or (D) seeking to adversely affect the Federal or State tax or ERISA attributes of the Trust, the Noteholders or the Certificateholders.

                    (vii) ALL CONSENTS. All authorizations, licenses, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by such Contributor in connection with the execution and delivery by such Contributor of this Agreement and the performance by such Contributor of the transactions contemplated by this Agreement, have been duly obtained, effected or given and are in full force and effect, except where failure to obtain the same would not have a material adverse effect upon the rights of the Issuer, the Noteholders or the Certificateholders.

                    (viii) INSOLVENCY. Such Contributor is not insolvent, will not be made insolvent after giving effect to the conveyance set forth in Article II of this Agreement, and is not aware of any pending insolvency of such Contributor.

                    (ix) SECURITY INTERESTS. The Financed Vehicles relating to such Contributor are not subject to any security interest, other than pursuant to this Agreement.

                    (x) CHIEF EXECUTIVE OFFICES. The principal place of business and chief executive office of each Contributor is as specified in the preamble of this Agreement.

               (b) Each Contributor makes the following representations and warranties relating only with respect to the Receivables and the other related Trust Property conveyed by such Contributor on which the Company relies in accepting such Receivables and the other Trust Property relating thereto. Such representations and warranties speak as of the execution and delivery of this Agreement, but shall survive the contribution, transfer, and assignment of such Receivables and the other Trust Property relating thereto to the Company and the subsequent assignment and transfer thereof pursuant to the Sale and Servicing Agreement and Indenture:

                    (i) TITLE. It is the intention of each Contributor that the transfer and assignment herein contemplated constitute a contribution of the Receivables conveyed by such Contributor to the Company pursuant to Section 2.1 and that the beneficial interest in and title to such Receivables not be part of the debtor's estate in the event of the filing of a petition for receivership by or against such Contributor. No Receivable has been transferred by such Contributor to any Person other than the Company and no Receivable is subject to any lien other than pursuant to this Agreement. Immediately prior to the transfer and assignment herein contemplated, such Contributor had good and marketable title to each Receivable, free and clear of all Liens and, immediately upon the transfer thereof, the Company shall have good and marketable title to each such Receivable, free and clear of all Liens; and the transfer of the Receivables to the Company has been perfected under the UCC.

                    (ii) ALL FILINGS MADE. All filings (including UCC filings)
               necessary in any jurisdiction to give the Company a first priority perfected security interest in the Receivables, shall have been presented to the Trustee, on behalf of the Company, for filing in the appropriate filing office. Upon such filing, the Company will have a first priority protected security interest in the Trust Property.

                    (iii) CHARACTERISTICS OF RECEIVABLES. Each Receivable (A)
               has been originated by a Dealer in the regular course of such Dealer's business and purchased from such Dealer by a Contributor in the ordinary course of such Contributor's business or otherwise originated by such Contributor in the ordinary course of such Contributor's business, and each Obligor was approved in accordance with such Contributor's standard underwriting procedures in effect at the time such Receivable was originated or purchased, (B) is being conveyed by the related Contributor to the Company, (C) has created or shall create a valid, subsisting and enforceable first priority security interest in favor of the related Contributor in the related Financed Vehicle, which security interest has been assigned by such Contributor to the Company and which is assignable by the Company to the Trust and by the Trust to the Trustee, (D) contains customary and enforceable provisions under the laws of the State governing such Receivable such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security; and (E) provides for level monthly payments that fully amortizes the Amount Financed by maturity (except for the last payment, which may be different from the level payment and except, with respect to a Balloon Loan, to the extent of the Balloon Payment).

                    (iv) COMPLIANCE WITH LAW. Each Receivable, the sale of the
               Financed Vehicle and the sale of any physical damage and credit life and credit accident and health insurance and any extended service contracts complied in all material respects at the time it was originated or made and at the Closing Date (after giving effect to the transactions contemplated by the Basic Documents) complies in all material respects with all requirements of applicable Federal, state and local laws and regulations thereunder, including usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, the Soldier's and Sailor's Civil Relief Act of 1940, state adaptations of the National Consumer Act and the Uniform Consumer Credit Code (if applicable), and other consumer credit laws and equal credit opportunity and disclosure laws.

                    (v) BINDING OBLIGATION. Each Receivable represents the
               legal, valid and binding payment obligation in writing of the Obligor thereunder, enforceable by the holder thereof in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws now or hereafter in effect related to or affecting creditors' rights generally and subject to general principles of equity (whether applied in a proceeding at law or in equity) and all parties to such Receivable had full legal capacity to execute and deliver such Receivable and all other documents related thereto and to grant the security interest purported to be granted thereby.

                    (vi) NO GOVERNMENT OBLIGOR. None of the Receivables is due
               from the United States of America or any State or from any agency, department or instrumentality of the United States of America or any State.

                    (vii) SECURITY INTEREST IN FINANCED VEHICLE. Immediately
               prior to the contribution, assignment, and transfer thereof under the Agreement, (i) each Receivable shall be secured by a validly perfected first priority security interest in the Financed Vehicle in favor of such Contributor as secured party, or (ii) application has been made with the appropriate governmental authority for a valid perfected first priority security interest in the Financed Vehicle in favor of such Contributor, and such security interest is or shall be prior to all other Liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any tax liens or mechanics' liens which may arise after the Closing Date).

                    (viii) RECEIVABLES IN FORCE. No Receivable has been
               satisfied, subordinated or rescinded, nor has any Financed Vehicle been released from the Lien granted by the related Receivable in whole or in part unless another vehicle has been substituted as collateral securing the Receivable without any other modification to such Receivable.

                    (ix) NO WAIVER. No provision of a Receivable has been
               modified or waived except as reflected in the Receivable File relating to such Receivable.

                    (x) NO AMENDMENTS. No Receivable has been amended, except as would have been permitted pursuant to Section 4.2 of the Sale and Servicing Agreement if such Receivable had been owned by the Trust.

                    (xi) NO DEFENSES. No right of rescission, setoff,
               counterclaim or defense has been asserted or threatened with respect to any Receivable. The operation of the terms of any Receivable or the exercise of any right thereunder will not render such Receivable unenforceable in whole or in part or subject to any such right of rescission, setoff, counterclaim, or defense.

                    (xii) NO LIENS. As of the Cutoff Date, there are no Liens or claims, including Liens for work, labor, materials or unpaid state or federal taxes relating to any Financed Vehicle securing the related Receivable, that are or may be prior to or equal to the Lien granted by such Receivable.

                    (xiii) NO DEFAULT. Except for payment delinquencies
               continuing for a period of not more than thirty days as of the Cutoff Date and, except as permitted in this paragraph, no default, breach, violation or event (in any such case) permitting acceleration under the terms of any Receivable has occurred; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation or event (in any such case) permitting acceleration under the terms of any Receivable has arisen; and such Contributor has not waived and shall not waive any of the foregoing.

                    (xiv) NO BANKRUPTCIES. No Obligor on any Receivable was
               noted in the related Receivable File as having filed for bankruptcy in a proceeding which remained undischarged as of the Cutoff Date.

                    (xv) NO REPOSSESSIONS. As of the Cutoff Date, no Financed
               Vehicle securing any Receivable is in repossession status.

                    (xvi) CHATTEL PAPER. Each Receivable constitutes "chattel
               paper" as defined in the UCC.

                    (xvii) INSURANCE; OTHER. The related Contributor, in
               accordance with its customary procedures, has confirmed (A) that each Obligor has obtained insurance covering the Financed Vehicle as of the date of execution of the Receivable insuring against loss and damage due to fire, theft, collision and other risks generally covered by comprehensive and collision coverage and that each Receivable requires the Obligor to maintain such insurance naming the applicable Contributor and its successors and assigns as a loss payee, (B) each Receivable that finances the cost of premiums for credit life and credit accident and health insurance is covered by an insurance policy or certificate of insurance naming the applicable Contributor as loss payee (lienholder) under each such insurance policy and certificate of insurance and (C) as to each Receivable that finances the cost of an extended service contract, the respective Financed Vehicle which secures the Receivable is covered by an extended service contract.

                    (xviii) LAWFUL ASSIGNMENT. No Receivable has been originated in, or as of the Closing Date is subject to the laws of, any jurisdiction under which the contribution, transfer and assignment of such Receivable or this Agreement or the pledge of such Receivable to the Trustee under the Indenture (i) is unlawful, void, voidable or unenforceable in accordance with its terms or (ii) would render such Receivable void, voidable or unenforceable in accordance with its terms. No Contributor has entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of all or any portion of the Receivable.

                    (xix) NO INSURANCE PREMIUMS. As of the Cutoff Date, no
               portion of the principal balance of any Receivable included amounts attributable to the payment of any physical damage or theft insurance premium.

                    (xx) ONE ORIGINAL. There is only one manually executed
               original copy of each Receivable.

                    (xxi) COMPUTER RECORDS. As of the Closing Date, the
               accounting and computer records relating to the Receivables of such Contributor have been marked to show the absolute ownership by the Owner Trustee on behalf of the Trust of the Receivables.

               (c) The Sponsor makes the following representations and warranties relating to the Receivables and the other related Trust Property on which the Company relies in accepting such Receivables and the other Trust Property relating thereto. Such representations and warranties speak as of the execution and delivery of this Agreement, but shall survive the contribution, transfer, and assignment of such Receivables and the other Trust Property relating thereto to the Company and the subsequent assignment and transfer thereof pursuant to the Sale and Servicing Agreement and Indenture:

                    (i) SCHEDULE OF RECEIVABLES. The information set forth in
               Exhibit A to this Agreement is true and correct in all material respects as of the close of business on the Cutoff Date and no selection procedures believed by such Contributor to be adverse to the Noteholders or the Certificateholders were utilized in selecting the Receivables. The Computer Tape regarding the Receivables is true and correct in all material respects as of the Cutoff Date.

                    (ii) MATURITY OF RECEIVABLES. Each Receivable has an
               original maturity of not more than [__] months; the weighted average original maturity of the Receivables is [__] months as of the Cutoff Date; the remaining term of each Receivable is [__] months or less as of the Cutoff Date; the weighted average remaining term of the Receivables is [__] months as of the Cutoff Date; and the latest scheduled maturity of any Receivable shall be no later than the Final Scheduled Maturity Date.

                    (iii) APR. The weighted average Annual Percentage Rate of
               the Receivables as of the Cutoff Date is approximately [__]%.

                    (iv) PRINCIPAL BALANCE. Each Receivable has an outstanding principal balance as of the Cutoff Date of not less than $[______] or more than $[______]. The average principal balance of the Receivables as of the Cutoff Date is $[______]. The aggregate principal balance of the Receivables as of the Cutoff Date is $[______].

                    (v) FINANCING. Approximately [____]% of the aggregate
               principal balance of the Receivables, constituting approximately [____]% of the number of Receivables, as of the Cutoff Date, represents financing of new vehicles; the remainder of the Receivables represents financing of used vehicles. Approximately [____]% of the aggregate principal balance of the Receivables, constituting approximately [____]% of the number of Receivables, as of the Cutoff Date, represents financing of Balloon Loans. Approximately [____]% of the aggregate Principal Balance of the Receivables, constituting approximately [____]% of the number of Receivables, as of the Cutoff Date, represents financing of Simple Interest Receivables; the remainder of the Receivables represents financing of Actuarial Receivables.

                    (vi) PAID-AHEAD. Not more than 1.0% of the aggregate
               Principal Balance of the Receivables is paid-ahead more than six months.

                    (vii) ORIGINATION OF RECEIVABLES. Based on the billing
               address of the Obligors and the principal balance of Receivables as of the Cutoff Date, approximately [____]% of the Receivables were originated by Dealers in [_______]. Each Obligor has been approved by the Contributor based on the Contributor's standard underwriting procedures as in effect at the time the related Receivable was entered into. Based on the billing address of the Obligors and the principal balance of the Receivables as of the Cutoff Date, not more than 10% of the Receivables were originated in any one state other than [______].


                                   ARTICLE IV

                                   CONDITIONS

          4.1. CONDITIONS TO OBLIGATION OF THE COMPANY. The obligation of the Company to accept the contribution of the Receivables is subject to the satisfaction of the following conditions:

               (a) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties of each Contributor and the Sponsor hereunder shall be true and correct in all material respects on the Closing Date with the same effect as if then made, and each Contributor shall have performed in all material respects all obligations to be performed by it hereunder on or prior to the Closing Date.

               (b) COMPUTER FILES MARKED. Each Contributor shall, at its own expense, on or prior to the Closing Date, indicate in its computer files that the Receivables have been contributed to the Company pursuant to this Agreement and will be sold to the Trust pursuant to the Sale and Servicing Agreement and shall deliver to the Company the Schedule of Receivables certified by the Chairman, the President, any Vice President or the Treasurer of such Contributor to be true, correct and complete.

               (c) RESERVED.

               (d) DOCUMENTS TO BE DELIVERED BY THE CONTRIBUTORS AT THE CLOSING.

                    (i) EVIDENCE OF UCC FILING. On or prior to the Closing Date, each Contributor shall present to the Trustee, on behalf of the Company, for filing, at its own expense, a UCC-1 financing statement in each jurisdiction in which such filing is required by applicable law, executed by such Contributor, as transferor or debtor, and naming the Company, as transferee or secured party, naming the Receivables and the other Trust Property conveyed hereafter as collateral, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the transfer, assignment and conveyance of such Receivables to the Company. Each Contributor shall deliver a file-stamped copy, or other evidence satisfactory to the Company of such filing, to the Company as soon as practicable after the Closing Date.

                    (ii) OTHER DOCUMENTS. Such other documents as the Company
               may reasonably request.

               (e) OTHER TRANSACTIONS. The transactions contemplated by the Sale and Servicing Agreement and the Underwriting Agreement shall be consummated on the Closing Date.

          4.2. CONDITIONS TO OBLIGATION OF THE CONTRIBUTORS. The obligation of the Contributors to contribute the Receivables to the Company is subject to the satisfaction of the following conditions:

                    (a) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties of the Company hereunder shall be true and correct in all material respects on the Closing Date with the same effect as if then made, and the Company shall have performed all obligations in all material respects to be performed by it hereunder on or prior to the Closing Date.

                    (b) ISSUANCE OF SHARES. At the Closing Date, the Company
               will issue shares of common stock to each Contributor in an amount so that each Contributor receives a percentage of the Contribution Exchange equal to (x) the aggregate principal balance of the Receivables, as of the Cutoff Date, contributed hereunder by such Contributor divided by (y) the aggregate principal balance of all Receivables, as of the Cutoff Date, contributed hereunder by the Contributors.

                    (c) TRANSFER AND ASSUMPTION OF INDEBTEDNESS. At the Closing
               Date, the Company will assume unsecured indebtedness of each Contributor to [________] in a principal amount with respect to each Contributor equal to the product of (i) the amount received by the Company pursuant to the Underwriting Agreement (net of the Reserve Account Initial Deposit) and (ii) (x) the aggregate principal balance of the Receivables, as of the Cutoff Date, contributed hereunder by such Contributor, divided by (y) the aggregate principal balance of all Receivables, as of the Cutoff Date, contributed hereunder by the Contributors. Simultaneously with the transactions contemplated in the Sale and Servicing Agreement, the indebtedness assumed by the Company above will be extinguished. [________] will deliver evidence thereof on the Closing Date.


                                    ARTICLE V

                          COVENANTS OF THE CONTRIBUTORS

          Each Contributor severally agrees with the Company as follows; PROVIDED, HOWEVER, that to the extent that any provision of this ARTICLE V conflicts with any provision of the Sale and Servicing Agreement, the Sale and Servicing Agreement shall govern:

          5.1. PROTECTION OF RIGHT, TITLE AND INTEREST. (a) FILINGS. Such Contributor shall cause all financing statements and continuation statements and any other necessary documents covering the right, title and interest of the Company in and to the Receivables contributed by it and the other related Trust Property to be promptly filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Company hereunder to such Receivables and the other Trust Property. Each Contributor shall deliver to the Company file stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recordation, registration or filing. The Company shall cooperate fully with each Contributor in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this
Section 5.1(a).

               (b) NAME AND OTHER CHANGES. If any Contributor makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed pursuant hereto seriously misleading within the applicable provisions of the UCC or any title statute, such Contributor shall give the Owner Trustee, the Trustee, and the Company written notice of any such change and shall file appropriate amendments to all previously filed financing statements or continuation statements within thirty days of the effectiveness thereof. Upon any relocation of its principal executive office, such Contributor shall give the Owner Trustee, the Trustee, and the Company written notice thereof within a reasonable period of time (not to exceed 30 days) thereafter if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and such Contributor shall within such time file any such amendment or new financing statement.

               (c) ACCOUNTS AND RECORDS. The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each).

               (d) MAINTENANCE OF COMPUTER SYSTEMS. The Servicer shall maintain its computer systems and each Contributor shall maintain its files so that, from and after the time of contribution hereunder of the Receivables to the Company, the Servicer's master computer records (including any back-up archives) and such Contributor's files that refer to a Receivable shall indicate clearly the interest of the Company in such Receivable and that such Receivable is owned by the Company. Indication of the Company's ownership of a Receivable shall be deleted from or modified on the Servicer's computer systems and such Contributor's files when, and only when, the Receivable shall have been paid in full, by the Contributor or Servicer, or sold to the Trust under the Sale and Servicing Agreement.

               (e) SALE OF OTHER RECEIVABLES. If at any time any Contributor shall propose to sell, grant a security interest in, or otherwise transfer any interest in any automobile receivables (other than the Receivables) to any prospective purchaser, lender, or other transferee, such Contributor shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been contributed to and is owned by the Company unless such Receivable has been paid in full or repurchased.

               (f) ACCESS TO RECORDS. The Servicer and each Contributor shall permit the Company and its agents at their own cost and expense at any time during normal business hours and upon reasonable written notice to inspect, audit, and make copies of and abstracts from the applicable Contributor's records regarding any Receivable.

               (g) LIST OF RECEIVABLES. Upon request, the Servicer shall furnish to the Company, within five Business Days, a list of all Receivables (by contract number and name of Obligor) then owned by the Company, together with a reconciliation of such list to the Schedule of Receivables.

          5.2. OTHER LIENS OR INTERESTS. Except for the conveyances hereunder and pursuant to the Sale and Servicing Agreement, each Contributor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any interest therein, and each Contributor shall defend the right, title, and interest of the Company in, to and under such Receivables and each related Financed Vehicle against all claims of third parties claiming through or under such Contributor; PROVIDED, HOWEVER, that such Contributor's obligations under this Section 5.2 shall terminate upon the termination of the Trust pursuant to the Sale and Servicing Agreement.

          5.3. CHIEF EXECUTIVE OFFICE. During the term of the Receivables, each Contributor other than [_____] will maintain its principal place of business and chief executive office in the State of [__________] and [_____] will maintain its principal place of business and chief executive office in the State of [________].

          5.4. COSTS AND EXPENSES. Each Contributor agrees to pay all reasonable costs and disbursements in connection with the perfection, as against all third parties, of the Company's right, title and interest in and to the Receivables.

          5.5. DELIVERY OF RECEIVABLE FILES. On or prior to the Closing Date, each Contributor shall deliver the Receivable Files relating thereto to the Company at the location specified in Exhibit B hereto and shall cause the Receivable Files to be marked to indicate the transfer thereof to the Company.

          5.6. INDEMNIFICATION. (a) Each Contributor shall indemnify the Company for any liability as a result of the failure of a Receivable originated by it to be originated in compliance with all requirements of law and for any material breach of any of its representations and warranties contained herein.

               (b) Each Contributor shall defend, indemnify, and hold harmless the Company from and against any and all reasonable costs, expenses, losses, damages, claims, and liabilities, resulting from the use, ownership, or operation by such Contributor or any affiliate thereof of a Financed Vehicle related to a Receivable originated by it.

               (c) Each Contributor shall defend, indemnify, and hold harmless the Company from and against any and all taxes, except for taxes on the net income of the Company, that may at any time be asserted against the Company with respect to the transactions contemplated herein with respect to the Receivables originated by it, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege, or license taxes and reasonable costs and expenses in defending against the same.

               (d) Each Contributor shall defend, indemnify, and hold harmless the Company from and against any and all reasonable costs, expenses, losses, damages, claims and liabilities to the extent that such reasonable cost, expense, loss, damage, claim or liability resulted from the gross negligence, willful misfeasance, or bad faith of such Contributor in the performance of its duties under the Agreement, or by reason of reckless disregard of such Contributor's obligations and duties under this Agreement.

          5.7. CONTRIBUTION Each Contributor agrees to treat this conveyance as a contribution on all relevant books, records and other applicable documents.

          5.8. NO PETITION. Each Contributor, by entering into this Agreement, hereby covenants and agrees that it will not at any time institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to this Agreement.

          5.9. COLLECTED FUNDS. Each Contributor hereby covenants that on the Closing Date it will deposit or cause to be deposited all collected funds received prior to the Closing Date and conveyed to the Company hereunder.


                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

          6.1. OBLIGATIONS OF CONTRIBUTORS. The obligations of the Contributors under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable.

          6.2. PURCHASE EVENTS. The Sponsor hereby covenants and agrees with the Company for the benefit of the Company, the Owner Trustee, the Trustee, the Noteholders and the Certificateholders, that the occurrence of a breach of any representations and warranties contained in Section 3.2(b) or 3.2(c) hereof (without regard to any limitations regarding knowledge) shall constitute events obligating the Sponsor to purchase the affected Receivables hereunder ("Purchase Events"), at the Purchase Amount from the Trust. The provisions of this Section
6.2 are intended to grant the Trustee a direct right against the Sponsor to demand performance hereunder, and in connection therewith the Sponsor waives any requirement of prior demand against the Company and waives any defaults it would have against the Company with respect to such repurchase obligation. Any such purchase shall take place in the manner specified in Section 3.2 of the Sale and Servicing Agreement. The sole remedy of the Noteholders, the Certificateholders, the Trust, the Owner Trustee, the Trustee or the Company against the Sponsor, with respect to any Purchase Event shall be to enforce the Sponsor's obligation to purchase such Receivables pursuant to this Agreement; PROVIDED, HOWEVER, that the Sponsor shall indemnify the Owner Trustee, the Trustee, the Trust, the Noteholders and the Certificateholders against all reasonable costs, reasonable expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them, as a result of third party claims arising out of the events or facts giving rise to such breach. Upon receipt of the Purchase Amount, the Company shall cause the Trust to release the related Receivables File to the Sponsor and to execute and deliver all instruments of transfer or assignment, without recourse, as are necessary to vest in the Sponsor title to the Receivable.

          6.3. ASSIGNMENT OF PURCHASED RECEIVABLES. With respect to all Receivables purchased by the Sponsor pursuant to this Agreement, the Company shall assign, without recourse except as provided herein, representation or warranty, to the Sponsor all the Company's right, title and interest in and to such Receivables, and all security and documents relating thereto.

          6.4. [Reserved]

          6.5. TRUST. Each Contributor and the Sponsor acknowledge that the Company will, pursuant to the Sale and Servicing Agreement, sell the Receivables to the Trust and assign its rights under this Agreement to the Trust for the benefit of the Noteholders and Certificateholders and that the representations and warranties contained in this Agreement and the rights of the Company under this Agreement, including under Sections 6.2 and 6.3 hereof are intended to benefit such Trust and the Noteholders and Certificateholders. Each Contributor and the Sponsor also acknowledge that the Trust on behalf of the Noteholders and Certificateholders as assignee of the Company's rights hereunder may directly enforce, without making any prior demand on the Company, all the rights of the Company hereunder including the rights under Section 6.2 and 6.3 hereof. Each Contributor and the Sponsor hereby consent to such sale and assignment.

          6.6. AMENDMENT. This Agreement may be amended by the Company, the Contributors and the Sponsor, with the consent of the Trustee and the Owner Trustee (which consent may not be unreasonably withheld), but without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity or defect, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; PROVIDED, HOWEVER, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Owner Trustee and the Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

          This Agreement may also be amended from time to time by the Company, the Contributors and the Sponsor, with the consent of the Trustee and the Owner Trustee, the consent of the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes and the consent of the Holders (as defined in the Trust Agreement) of Certificates evidencing not less than a majority of the Percentage Interest for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; PROVIDED, HOWEVER, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Percentage Interest, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and the Holders (as defined in the Trust Agreement) of all the outstanding Certificates affected thereby.

          Prior to the execution of any such amendment or consent, the Trustee and Owner Trustee shall furnish written notification of the substance of such amendment or consent to the Rating Agencies. Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder and the Trustee shall furnish written notification to each Noteholder.

          It shall not be necessary for the consent of Certificateholders or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

          Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied and the Opinion of Counsel.

          6.7. ACCOUNTANTS' LETTERS. (a) [_____________] will review the characteristics of the Receivables described in the Schedule of Receivables set forth as Exhibit A hereto and will compare those characteristics to the information with respect to the Receivables contained in the Preliminary Prospectus and the Prospectus; (b) each Contributor will cooperate with the Company and [_______________] in making available all information and taking all steps reasonably necessary to permit such accountants to complete the review set forth in Section 6.7(a) above and to deliver the letters required of them under the Underwriting Agreement; (c) [_____________] will deliver to the Company a letter, dated the date of the Prospectus, in the form previously agreed to by the Contributor and the Company, with respect to the financial and statistical information contained in the Preliminary Prospectus under the caption "Delinquency Experience" and "Historical Loss Experience," certain information relating to the Receivables on magnetic tape obtained from each Contributor and with respect to such other information as may be agreed in the form of letter; and (d) [_____________] will deliver to the Company a letter, dated the Closing Date, in the form previously agreed to by each Contributor and the Company, with respect to the financial and statistical information contained in the Prospectus under the caption "Delinquency Experience" and "Historical Loss Experience," certain information relating to the Receivables on magnetic tape obtained from such Contributor and with respect to such other information as may be agreed in the form of letter.

          6.8. WAIVERS. No failure or delay on the part of the Company in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

          6.9. NOTICES. All communications and notices pursuant hereto to either party shall be in writing or by telegraph or telex and addressed or delivered to it at its address (or in case of telex, at its telex number at such address) shown in the opening portion of this Agreement or at such other address as may be designated by it by notice to the other party and, if mailed or sent by telegraph or telex, shall be deemed given when mailed, communicated to the telegraph office or transmitted by telex.

          6.10. COSTS AND EXPENSES. The Contributors will pay all expenses incident to the performance of their respective obligations under this Agreement and each Contributor agrees to pay all reasonable out-of-pocket costs and expenses of the Company, excluding fees and expenses of counsel, in connection with the perfection as against third parties of the Company's right, title and interest in and to the Receivables and security interests in the Financed Vehicles and the enforcement of any obligation of any Contributor hereunder.

          6.11. REPRESENTATIONS OF THE CONTRIBUTORS AND THE COMPANY. The respective agreements, representations, warranties and other statements by the respective Contributors and the Company set forth in or made pursuant to this Agreement shall remain in full force and effect and will survive the closing under Section 2.2 hereof.

          6.12. CONFIDENTIAL INFORMATION. The Company agrees that it will neither use nor disclose to any person the names and addresses of the Obligors, except in connection with the enforcement of the Company's rights hereunder, under the Receivables, under the Sale and Servicing Agreement or as required by law.

          6.13. HEADINGS AND CROSS-REFERENCES. The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to Section names or numbers are to such Sections of this Agreement.

          6.14. THIRD PARTY BENEFICIARIES. The parties hereto hereby expressly agree that each of the Owner Trustee for the benefit of the Certificateholders shall be third party beneficiaries and the Trustee for the benefit of the Noteholders with respect to this Agreement, PROVIDED, HOWEVER, that no third party other than the Owner Trustee or Trustee shall be deemed a third party beneficiary of this Agreement.

          6.15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

          6.16. COUNTERPARTS. This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date and year first above written.

                                [                                          ]


                                By:  ___________________________
                                     Name:
                                     Title:


                                [                                          ]


                                By:  ___________________________
                                       Name:
                                       Title:


                                ACE SECURITIES CORP.


                                By:  ___________________________
                                       Name:
                                       Title:

                                                                      EXHIBIT A


                             Schedule of Receivables

                      [Delivered to the Trustee at Closing]

                                                                     EXHIBIT B

                             Location of Receivables